TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Talcott Resolution Life Insurance Company Separate Account Seven
Personal Retirement Manager III
Huntington Personal Retirement Manager III
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
Talcott Resolution Life and Annuity Insurance Company Separate Account Seven
Personal Retirement Manager III
Supplement dated January 11, 2024 to the Prospectus and Updating Summary Prospectus dated May 1, 2023
This supplement updates the prospectus and updating summary prospectus for the variable annuity contracts listed above. Please read this supplement carefully and retain it for future reference. Any capitalized terms not defined herein have the same meanings as in the prospectus and updating summary prospectus.
The Board of Directors has approved a plan of liquidation for the American Century VP Growth Fund (the “Fund”). Under the plan, the liquidation date of the Fund will be at the close of trading at the NYSE on or about March 26, 2024 (the “liquidation date”). The Fund will be closed to all new accounts and all new investments, except reinvested distributions, at the close of trading at the New York Stock Exchange on or about March 19, 2024 (the “closing date”).
For Contract Owners not invested in the Fund:
Contract Owners not invested in the Fund need not take any action.
For Contract Owners invested in the Fund:
Due to the liquidation of the Fund, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades after the closing date. If you do not want any of your Contract Value to be automatically transferred from the Fund to the Invesco V.I. Government Money Market Fund, you must contact our Annuity Contact Center prior to the close of trading on the closing date and provide instructions to transfer Contract Value to another available fund. If you do not provide alternative instructions to transfer your Contract Value from the affected Fund prior to the closing date, we will automatically transfer any of your Contract Value remaining in the Fund on the closing date to the Invesco V.I. Government Money Market Fund Sub-Account.
Also, effective as of the close of trading on the closing date:
•DCA, Asset Rebalancing and/or InvestEase® Programs: If you are enrolled in a DCA, Asset Rebalancing and/or InvestEase® Program that includes the Fund you may provide us alternative instructions prior to the closing date. If you do not provide us alternative instructions prior to closing date, we will automatically update your DCA, Asset Rebalancing and/or InvestEase® Program to replace the Fund with the Invesco V.I. Government Money Market Fund Sub-Account;
•Automatic Income Program: If you are enrolled in an Automatic Income Program that includes the Fund, your income payments will continue to come out of the Fund until the Fund liquidates at the close of trading on or about the liquidation date. Upon the Fund’s liquidation, all Contract Value in the Fund will be automatically transferred to the Invesco V.I. Government Money Market Fund Sub-Account and your Automatic Income Program will be automatically updated to replace the Fund with the Invesco V.I. Government Money Market Fund Sub-Account, unless you provide us alternative instructions prior to the liquidation date; and
•Allocation Models (Pre-defined or custom (“self-select”)): If you are invested in an Allocation Model that includes the Portfolio, the model will be automatically updated on the closing date to replace the Portfolio with the Invesco V.I. Government Money Market Fund Sub-Account. If you are in a “self-select” model and would like to change your selections or you would like to invest in a different model you may provide us new instructions at any time.
Fund transfers made from the Invesco V.I. Government Money Market Fund Sub-Account within 60 calendar days after the Liquidation date, will not count against any limit on the number of transfers in one contract year.
If you have questions, or need assistance with fund transfers and updates to future contribution allocations, please call our Annuity Contact Center at 1-800-862-6668. Contact your investment professional if you need advice on your unique financial situation.
Upon completion of the liquidation of the Fund, all references to the Fund in the prospectus and summary prospectus are deleted.

This supplement should be retained for future reference.

HV-8081